UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 3, 2026
Date of Report (date of earliest event reported)

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia		1-31420	54-1821055
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway			23238
Richmond,	Virginia
(Address of Principal Executive Offices)			(Zip Code)
(804) 747-0422
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2026, Jill Livesay, the Vice President, Controller and Principal Accounting Officer of CarMax, Inc. (the “Company”), notified the Company of her plan to retire from the Company effective as of the close of business on July 31, 2026. Ms. Livesay’s decision to retire is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including any matter relating to the Company’s accounting principles, financial statements, or internal controls.

In connection with Ms. Livesay’s notice of retirement, the Company appointed Enrique N. Mayor-Mora, currently serving as the Company’s Executive Vice President and Chief Financial Officer, as the Company’s principal accounting officer (“PAO”), effective upon Ms. Livesay’s retirement.

Mr. Mayor-Mora, age 57, has been with the Company for 15 years. Mr. Mayor-Mora joined the Company in 2011 as Vice President, Finance before assuming the role of Vice President and Treasurer in 2016. Mr. Mayor-Mora was promoted to Senior Vice President and Chief Financial Officer in 2019, and in 2022, he was promoted to Executive Vice President and Chief Financial Officer. Prior to joining the Company, he served as Vice President of Financial Planning and Analysis and Investor Relations at Denny’s Corporation from 2005 to 2011. He also served in financial positions of increasing responsibility at Gap, Inc. from 2001 to 2005.

Mr. Mayor-Mora will not receive any adjustment to his compensation or any additional compensation in connection with performing the functions of the Company’s PAO.

There are no arrangements or understandings between Mr. Mayor-Mora and any other persons pursuant to which he was selected as an officer or as the PAO of the Company, he has no family relationships with any of the Company's directors or executive officers, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: June 8, 2026	By: /s/ John M. Stuckey, III
John M. Stuckey, III
Senior Vice President, General Counsel
and Corporate Secretary